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                                                               EXHIBIT G
                                                                   TO
                                                         PARTICIPATION AGREEMENT


                           LANDLORD WAIVER AND CONSENT


 First Security Trust Company of Nevada,
   not in its individual capacity,
   but solely as Trustee,
 530 Las Vegas Boulevard
 South Las Vegas, Nevada 89101

Attention:            Corporate Trust Services

Ladies and Gentlemen:
     Reference is made to that certain Lease Agreement, dated as of May 28, 1999 (the "Lease"), between Stratosphere Gaming Corp., a Nevada corporation ("Lessee"), and First Security Trust Company of Nevada, not in its individual capacity, but solely as trustee ("Trustee").
     Lessee is the lessee under a Facility Lease Agreement, dated as of April 29, 1996 (the "Facility Lease Agreement"), between the Lessee and the undersigned covering the premises located at 2000 Las Vegas Boulevard South, Las Vegas, Nevada 89104 and described more fully in the Facility Lease Agreement and in Exhibit A attached hereto (the "Premises"). The undersigned is the sole owner of the Premises.
     Pursuant to the terms of the Lease, Lessee desires to lease certain items of equipment and other personal property (the "Equipment") from Trustee to be installed on the Premises and, in connection therewith, shall grant to Trustee a security interest and lien in all of the Equipment installed on the Premises. In order to enforce certain remedies under the Lease, Trustee seeks to insure that it will be able to gain access to the Equipment installed on the Premises and, among other things, the books and records of the Lessee relating thereto (collectively, the "Collateral") and to remove the Equipment therefrom.
     To induce Trustee to enter into the Lease and related security arrangements, and for other good and valuable consideration, the undersigned hereby agrees that until the obligations under the Lease and the other Operative Documents (as defined in the Lease) have been indefeasibly paid in full:







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                                                     LANDLORD WAIVER AND CONSENT
                  (a) it will not assert against any of the Collateral any statutory or possessory liens, including, without limitation, rights to levy or distraint for rent, all of which it hereby waives;

                  (b) it will not terminate the Facility Lease Agreement without the express written consent of the Required Lenders (as defined in the Lease);

                  (c) none of the Collateral located on the Premises shall be deemed to be fixtures or real property;

                  (d) it will notify Trustee if Lessee defaults on its obligations to the undersigned under the Facility Lease Agreement and allow the Trustee 30 days from its receipt of notice in which to cure or cause Lessee to cure any such defaults;

                  (e) if, for any reasons whatsoever, the undersigned either deems itself entitled to redeem or to take possession of the Premises during the term of the Lease or intends to sell or otherwise transfer all or any part of its interests in the Premises, the undersigned will notify Trustee 30 days before taking such action; and

                  (f) if Lessee defaults on its obligations under the Lease and as a result, Trustee undertakes to enforce its security interest in the Collateral, the undersigned will permit Trustee to enter upon the Premises after Trustee declares the default under the Lease and gives written notice to the undersigned with respect thereto. Trustee's right of entry shall not be conditioned upon Lessee's payment of rent and other amounts due and owing under the Facility Lease Agreement. The undersigned agrees that, at Trustee's option, Trustee may remove the Collateral from the Premises after the undersigned receives written notice of entry. Trustee shall not be liable to the undersigned for any damages to the Premises resulting from the removal of the Collateral, it being understood that the undersigned's sole remedy for any such damages shall be against Lessee. The undersigned further agrees that it will not hinder Trustee's actions in enforcing its liens on the Collateral or the Lease and the related documents.

         Any notices required or desired to be given hereunder shall be directed to the party to be notified at the address stated in the Lease.


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                                                     LANDLORD WAIVER AND CONSENT
         The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgage from the undersigned.

                            STRATOSPHERE CORPORATION

                            By:
                            Name:  Thomas A. Lettero
                            Title: Vice President-Administration/
                                   Chief Financial Officer


                              [attach notarization]



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                                                     LANDLORD WAIVER AND CONSENT
Date:

Accepted and Agreed to
this     day of May, 1999.

    FIRST SECURITY TRUST COMPANY OF NEVADA,
      as Trustee


By:
        Title:


                              [attach notarization]